UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 18, 2024

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street
New York, New York 10055
(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 18, 2024.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	35,664,510
	Against	1,045,772
	Abstain	80,840
	Broker non-votes	1,758,866

Pamela G. Carlton	For	35,861,629
	Against	847,227
	Abstain	82,266
	Broker non-votes	1,758,866

Ellen V. Futter	For	35,857,348
	Against	849,008
	Abstain	84,766
	Broker non-votes	1,758,866

Gail B. Harris	For	35,247,001
	Against	1,462,944
	Abstain	81,177
	Broker non-votes	1,758,866

Robert B. Millard	For	34,943,121
	Against	1,766,725
	Abstain	81,276
	Broker non-votes	1,758,866

Willard J. Overlock, Jr.	For	36,098,572
	Against	609,901
	Abstain	82,649
	Broker non-votes	1,758,866

Sir Simon M. Robertson	For	35,487,962
	Against	1,220,617
	Abstain	82,543
	Broker non-votes	1,758,866

John S. Weinberg	For	35,798,101
	Against	910,806
	Abstain	82,215
	Broker non-votes	1,758,866

William J. Wheeler	For	36,002,108
	Against	706,446
	Abstain	82,568
	Broker non-votes	1,758,866

Sarah K. Williamson		For		36,128,275
	Against		581,976
	Abstain		80,871
	Broker non-votes		1,758,866

2. The non-binding, advisory vote to approve executive compensation of Evercore’s named executive officers (“say-on-pay”) was approved based upon the following final tabulation of votes:

For	34,267,668
Against	2,279,836
Abstain	243,618
Broker non-votes	1,758,866

3. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2024 was ratified based upon the following final tabulation of votes:

For	37,795,624
Against	672,232
Abstain	82,132
Broker non-votes	N/A

4. The Third Amended and Restated 2016 Evercore Inc. Stock Incentive Plan was approved based on the following final tabulation of votes:

For	22,590,043
Against	14,180,647
Abstain	20,432
Broker non-votes	1,758,866

(c) Not applicable.

(d) Not applicable.

Item 9.01 Submission of Matters to a Vote of Security Holders.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from Annex B to Evercore’s definitive proxy statement filed on April 26, 2024)

99.1	Description of the Third Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from the section entitled “Proposal 4 - Approval of the Third Amended and Restated 2016 Evercore Inc. Stock Incentive Plan” in Evercore’s definitive proxy statement filed on April 26, 2024)

104	Cover Page Interactive Data is formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 21, 2024